                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                    September 16, 2005 (September 12, 2005)
                    ---------------------------------------


                              Bob Evans Farms, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         0-1667                31-4421866
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

 3776 South High Street, Columbus, Ohio                              43207
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(Address of principal executive offices)                          (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Modifications to Compensation Program for Directors

         On September 12, 2005, the Board of Directors (the "Board") of Bob Evans Farms, Inc. (the "Company") approved certain amendments to the Company's current compensation program for directors (the "Director Compensation Program"). The amendments are based upon an analysis of the director compensation practices of 14 of the Company's industry peers performed by an independent compensation consultant. Effective September 9, 2005, the cash fees paid to the members and chairpersons of the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee of the Board for each meeting attended were increased as follows:

            Board Committee                      Committee Member Fee                 Committee Chairperson Fee
----------------------------------------------------------------------------------------------------------------------
Nominating and Corporate
Governance Committee                     $1,000 (increased from $750)           $1,500 (increased from $1,000)
----------------------------------------------------------------------------------------------------------------------

Compensation Committee                   $1,500 (increased from $1,250)         $2,500 (increased from $2,000)
----------------------------------------------------------------------------------------------------------------------

Audit Committee                          $1,750 (increased from $1,500)         $3,000 (increased from $2,500)
----------------------------------------------------------------------------------------------------------------------

         The Board also amended the Director Compensation Program to provide that the Chairman of the Board shall receive a monthly cash retainer in the amount of $5,000 in addition to any other compensation to which the Chairman may be entitled under the Director Compensation Program. The Board determined that Robert E.H. Rabold shall be paid the $5,000 monthly retainer effective (retroactively) August 9, 2005, the date he was appointed Chairman of the Board. The Board also eliminated the monthly retainer payable to the Lead Independent Director.

         The Board also amended the Director Compensation Program to provide that non-employee directors who undertake special projects and assignments at the request of the Chairman of the Board will be compensated on a per diem basis of $1,000 plus expenses.

         A complete copy of the amended Director Compensation Program is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Compensation of Interim Chief Executive Officer and President

         On September 12, 2005, the Company's independent directors approved a compensation package for Larry C. Corbin in his capacity as the Interim Chief Executive Officer and President of the Company. Mr. Corbin will be paid $10,000 per week, effective (retroactively) August 9, 2005, the date he was elected Interim Chief Executive Officer and President. He will also be entitled to a performance bonus of up to $200,000 for the period during which he serves as the Company's Interim Chief Executive Officer and President. Payment of the performance bonus will be based entirely on the Compensation Committee's subjective assessment of Mr. Corbin's performance taking into consideration factors including, but not limited to, improvements in the Company's earnings per share, increased operating profit of Bob Evans' restaurants, positive momentum of the Company, the effectiveness of the Company's management team and employee morale.


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          Mr. Corbin has waived his right to participate in, or receive any benefits under, any employee benefit plans, programs and arrangements of the Company and its affiliates, including, without limitation, all health and life insurance arrangements, sick leave and disability programs, tax-qualified retirement plans, deferred compensation programs and equity-based compensation plans. This will not, however, affect Mr. Corbin's benefits or rights to any benefits under any employee benefit plan, program or arrangement of the Company to which he is entitled as a result of his employment with the Company prior to calendar year 2005 or as a result of his service a director of the Company. Mr. Corbin will also be treated as an employee director for purposes of the Company's Director Compensation Program.

          The foregoing description of the compensation of the Company's Interim Chief Executive Officer and President is not complete and is qualified in its entirety by reference to the letter agreement entered into by the Company and Mr. Corbin on September 15, 2005, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Compensation of Executive Vice President of Food Products

         On September 12, 2005, the Company's independent directors approved a salary increase for Roger D. Williams, Executive Vice President of Food Products of the Company. Mr. Williams annual base salary was increased from $356,068 to $409,478 effective September 12, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)  Financial Statements of Business Acquired - Not Applicable

           (b)  Pro Form Financial Information -  Not applicable

           (c)  Exhibits:

                The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

                10.1 Bob Evans Farms, Inc. Compensation Program for Directors Approved September 12, 2005

                10.2 Letter Agreement, dated September 15, 2005 and effective as of August 9, 2005, by and between Larry C. Corbin and Bob Evans Farms, Inc.

   [Remainder of page intentionally left blank; signature on following page.]


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOB EVANS FARMS, INC.


Dated:  September 16, 2005              By: /s/ Donald J. Radkoski
                                           -------------------------------------
                                           Donald J. Radkoski
                                           Chief Financial Officer, Treasurer
                                             and Secretary


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


                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                            Dated September 16, 2005

Exhibit No.                            Description
-----------                            -----------
   10.1         Bob Evans Farms, Inc. Compensation Program for Directors
                Approved September 12, 2005

   10.2         Letter Agreement, dated September 15, 2005 and effective as of
                August 9, 2005, by and between Larry C. Corbin and Bob Evans
                Farms, Inc.


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